SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 28, 1997

                              DIALOGIC CORPORATION
             (Exact name of registrant as specified in its charter)


New Jersey                           33-59598                     22-2476114
(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)                 Identification
incorporation)                                                      Number)


1515 Route 10, Parsippany, New Jersey                               07054
(ddress of principal executive offices)                          (Zip Code)



                         Registrant's telephone number,
                       including area code: (201) 993-3000


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Item 5.  Other Events

         The Company's Press Release, dated April 28, 1997, is incorporated herein by reference and filed as an exhibit to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         Exhibit No. 99.1  Press Release dated April 28, 1997





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DIALOGIC CORPORATION


 Date: May 1, 1997                       By: \s\THEODORE M. WEITZ
                                             -----------------------------
                                             Theodore M. Weitz, Vice President